==============================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 24, 2001

                        GRANADA MINERAL PRODUCTS, INC.
             --------------------------------------------------
             (Exact name of Registrant as specified in charter)

           Nevada                       000-29475              87-0640430
----------------------------           ------------        -------------------
(State or other jurisdiction           (Commission          (I.R.S. Employer
     of incorporation)                 File Number)        Identification No.)

          c/o 4700 S 900 E SUITE 41B,
               SALT LAKE CITY UT                                84117
      ---------------------------------------                 ----------
      (Address of principal executive office)                 (Zip Code)

      Registrant's telephone number, including area code   (800) 870-1654

==============================================================================


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

The Registrant entered into a Stock Exchange Agreement (the
"Agreement"), dated May 8, 2001, with Sarenghetti Enterprises, a Nevada corporation ("SARG"), which provides for the merger of SARG with and into the Registrant which will be the surviving entity, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

     Upon the Closing of the Agreement and the transactions contemplated therein, there will be a change in control of the Registrant. Such Closing is presently anticipated to occur on or about May 8, 2001.

Pursuant to the Agreement, at the Closing (as defined in the Agreement), SARG will exchange 6,765,929 shares of its common stock, par value $0.001 per share, representing all of its issued and outstanding stock for 10,075,000 shares of common stock, par value $0.001 per share, of the Registrant. As a result, upon the completion of the Closing and consummation of the merger as contemplated, the holders of shares of SARG's common stock will hold 65% of the Registrant's issued and outstanding common stock. The shares of the registrant's common stock that will be exchanged for the shares of SARG have not been registered under the Securities Act of 1933, as amended, in reliance on an exemption from registration, pursuant to Section 4(2) thereof, and, accordingly, the certificate or certificates representing such shares shall bear an appropriate restrictive legend in accordance with the requirements of Rule 144 promulgated thereunder.

        Pursuant to the terms of the Agreement, the Registrant will change its name to "Malahat Energy Corporation." The parties expect such name change to occur shortly after the Closing.

        In addition, pursuant to the terms of the Agreement, upon the Closing, Ben Dulley will be appointed as a director and President, and Bruce Ramsay as a director, Chief Financial Officer and Secretary of the Registrant and Kimberlee Bogen as a director. The Agreement also provides that the number of the members of the Board of Directors of the Registrant, immediately after the Closing, shall be three (3).

         Ben Dulley, the President and Director owns 55,610 common shares, Bruce Ramsay, the Chief Financial Officer, Secretary and Director owns directly and beneficially 92,449 common shares, Jake Neufeld owns 315,488 common shares, George Neufeld owns 123,519 common shares and The British Columbia Advanced Systems Foundation owns 110,425 common shares.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

       Upon the Closing of the Agreement referenced above and the completion of the transactions contemplated thereby, the Registrant will acquire all the assets, liabilities and properties of SARG. SARG is a Nevada corporation that was incorporated on March 27, 2001. As the result of a merger, on or about May 9, 2001, by SARG with an entity called Malahat Systems Corporation, SARG acquired all the assets, liabilities and properties of Malahat, a producer of thermal and electrical energy using biomass waste as fuel. In particular, the assets include the intellectual property for the Malahat reformer gasifier and associated pending patent application number 2,324,053, including engineering specifications and drawings, and two M500 assemblies and associated heating and electrical generation equipment, together with service facilities and tools.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.


ITEM 5.  OTHER EVENT.

       On or about April 10, 2001, the Registrant effected a 10:1 split with respect to each share of its common stock, par value $0.01 per share, issued and outstanding as of that date.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

        As of May 8, 2001, Jack Turner resigned as the Company's sole Director and Officer, pursuant to the terms of the Agreement. Also pursuant to the terms of the Agreement, on May 8, 2001, Ben Dulley was appointed as President and a Director of the Company, Bruce Ramsay was appointed as Chief Financial Officer and a Director of the Company and Kimberlee Bogen was appointed a Director of the Company, each to serve in each of his respective offices until the next annual meeting of shareholders.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.


                         Malahat Systems Corporation
                        (A Development Stage Company)
           For the Years Ended July 31, 2000 and 1999 and the Period
               from Inception (July 26, 1994) to July 31, 2000
                                   (Audited)
                              Table of Contents

                                                                Page

Balance Sheet                                                   2

Statements of Operations                                        3

Statement of Stockholders' (Deficit)                            4

Statements of Cash Flows                                        5

Report of Independent Auditors                                  6

Notes to Financial Statements                                   7

-------------------------------

                         Malahat Systems Corporation
                        (A Development Stage Company)
     For the Eight Months Ended March 31, 2001 and 2000 and the Period
               from Inception (July 26, 1994) to March 31, 2001
                                 (Unaudited)
                              Table of Contents

                                                                Page

Balance Sheet                                                   2

Statements of Operations                                        3

Statement of Stockholders' (Deficit)                            4

Statements of Cash Flows                                        5

Report of Independent Auditors                                  6

Notes to Financial Statements                                   7



                Malahat Systems Corporation
                       Balance Sheet
                       July 31, 2000
                   (in Canadian Dollars)


ASSETS

Current Assets:
   Cash                                             $    80,966
   Recoverable tax credits                               46,836
                                                     ----------
      Total Current Assets                              127,802
                                                     ----------
Other assets                                              1,089
                                                     ----------
                                                    $   128,891
                                                     ==========
LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
   Accounts payable                                 $    16,588
   Due to related parties                                11,204
   Current portion of long-term debt                     22,320
                                                     ----------
      Total Current Liabilities                          50,112
                                                     ----------

Long-term debt                                          352,680
                                                     ----------

Stockholders' (deficit)
Common stock, no par value,
 unlimited shares authorized,
 4,753,143 shares issued and outstanding                879,878
Additional paid in capital                               22,440
Deficit accumulated during the development stage     (1,176,219)
                                                     ----------
                                                       (273,901)
                                                     ----------

                                                    $   128,891
                                                     ==========


                         Malahat Systems Corporation
                        (A Development Stage Company)
                          Statements of Operations
        For the Years Ended July 31, 2000 and 1999 and the Period
            from Inception (July 26, 1994) to July 31, 2000
                           (In Canadian Dollars)


                                                                               Inception to
                                               2000              1999         July 31, 2000
                                            ---------         ---------         ----------

Revenue                                    $    3,378        $    1,092        $     8,864
                                            ---------         ---------         ----------
Operating expenses:
  Research and development                     72,838           167,235            508,228
  General and administrative expenses         169,224            18,484            676,855
                                            ---------         ---------         ----------
                                              242,062           185,719          1,185,083
                                            ---------         ---------         ----------

Net (loss)                                 $ (238,684)       $ (184,627)       $(1,176,219)
                                            =========         =========         ==========
Per share information:

Weighted average shares outstanding
- basic and fully diluted                   4,486,703         4,196,063          3,029,810
                                            =========         =========         ==========
Net (loss) per share
- basic and fully diluted                  $    (0.05)       $    (0.04)       $     (0.39)
                                            =========         =========         ==========


                           Malahat Systems Corporation
                          (A Development Stage Company)
                       Statement of Stockholders' (Deficit)
           For the Period from Inception (July 26, 1994) to July 31, 2000
                               (In Canadian Dollars)


                                                                             Additional     Deficit Accumulated
                                                       Common Stock           Paid in          During the
                                                   Shares        Amount        Capital       Development Stage        Total
                                                 ---------      --------      --------         ----------           --------

Inception                                                -     $       -     $       -        $         -         $        -

Shares issued for cash at $.0001 per share       1,960,279           196             -                  -                196
Net (loss) for the year                                  -             -             -           (121,156)          (121,156)
                                                 ---------      --------      --------         ----------           --------
Balance July 31, 1995                            1,960,279           196             -           (121,156)          (120,960)

Capital contribution                                     -             -        17,440                  -             17,440
Shares issued for services and conversion
 of loans at $.25 per share                      1,267,118       312,546             -                  -            312,546
Shares redeemed                                   (795,500)      (37,440)            -                  -            (37,440)
Net (loss) for the year                                  -             -             -           (166,144)          (166,144)
                                                 ---------      --------      --------         ----------           --------
Balance July 31, 1996                            2,431,897       275,302        17,440           (287,300)             5,442

Shares issued for services at $.25 per share     1,066,996       256,028             -                  -            256,028
Net (loss) for the year                                  -             -             -           (291,776)          (291,776)
                                                 ---------      --------      --------         ----------           --------
Balance July 31, 1997                            3,498,893       531,330        17,440           (579,076)           (30,306)

Shares issued for services at $.25 per share       415,690       103,923             -                  -            103,923
Shares issued for cash at $.25 per share           257,280        74,320             -                  -             74,320
Net (loss) for the year                                  -             -             -           (173,832)          (173,832)
                                                 ---------      --------      --------         ----------           --------

Balance at July 31, 1998                         4,171,863       709,573        17,440           (752,908)           (25,895)
Shares issued for services at $.25 per share        48,400        12,100             -                  -             12,100
Net (loss) for the year                                  -             -             -           (184,627)          (184,627)
                                                 ---------      --------      --------         ----------           --------
Balance at July 31, 1999                         4,220,263       721,673        17,440           (937,535)          (198,422)

Capital contribution                                     -             -         5,000                  -              5,000
Shares issued for services at $.25 per share       482,880       120,705             -                  -            120,705
Shares issued for interest at $.75 per share        50,000        37,500             -                  -             37,500
Net (loss) for the year                                  -             -             -           (238,684)          (238,684)
                                                 ---------      --------      --------         ----------           --------
Balance at July 31, 2000                         4,753,143     $ 879,878     $  22,440        $(1,176,219)        $ (273,901)
                                                 =========      ========      ========         ==========           ========

                         Malahat Systems Corporation
                        (A Development Stage Company)
                          Statements of Cash Flows
          For the Years Ended July 31, 2000 and 1999 and the Period
              from Inception (July 26, 1994) to July 31, 2000
                           (In Canadian Dollars)

                                                                                                        Inception to
                                                                        2000            1999            July 31, 2000
                                                                    ---------          ----------       -------------
Cash flows from operating activities:
Net (loss)                                                         $ (238,684)        $ (184,627)       $ (1,176,219)
  Adjustments to reconcile net (loss) to net cash used in
  operating activities:
  Non cash capital contributions                                        5,000                  -              22,440
  Issuance of common shares for non cash items                        158,205             12,100             842,802
  (Increase) decrease in refundable tax credits                        43,214            (36,505)            (46,836)
  Decrease in inventory                                                 3,638                  -                   -
  (Increase) decrease in other assets                                     103                147              (1,089)
  Increase (decrease) in accounts payable and accrued expenses        (12,916)            (8,429)             16,588
                                                                    ---------          ----------        -----------
Net cash (used in) operating activities                               (41,440)          (217,314)           (342,314)
                                                                    ---------          ----------        -----------

Cash flows from investing  activities:
Net cash (used in) investing activities                                     -                  -                   -

Cash flows from financing activities:
  Issuance of common shares                                                 -                  -              74,516
  Shares redeemed                                                           -                  -             (37,440)
  Proceeds from shareholder loans                                           -                  -              11,204
  Proceeds from long-term debt                                         67,861             194,639            375,000
                                                                    ---------          ----------        -----------
      Net cash provided by financing activities                        67,861             194,639            423,280
                                                                    ---------          ----------        -----------
Net increase (decrease) in cash                                        26,421             (22,675)            80,966

Beginning - cash balance                                               54,545              77,220                  -
                                                                    ---------          ----------        -----------
Ending - cash balance                                              $   80,966         $    54,545       $     80,966
                                                                    =========          ==========        ===========
Supplemental cash flow information:
  Cash paid for income taxes                                       $        -         $         -       $          -
  Cash paid for interest                                           $        -         $         -       $          -


REPORT OF INDEPENDENT AUDITORS


Shareholders and Board of Directors
Malahat Systems Corporation



We have audited the accompanying balance sheet of Malahat Systems Corporation as of July 31, 2000, and the related statements of operations, stockholders' (deficit), and cash flows for the years ended July 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Malahat Systems Corporation as of July 31, 2000, and the results of its operations, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.




Stark Tinter & Associates, LLC


Denver, Colorado
July 20, 2001

                         Malahat Systems Corporation
                        Notes to Financial Statements
                               July 31, 2000


Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was incorporated on July 26, 1994 under the Canadian Business Corporations Act of Canada. The Company is engaged in the development of a bio fuel system to convert organic waste material into an economical, synthesized fuel gas for energy consumption. The Company is currently in the development stage and has chosen July 31 as fiscal year end.

Revenue Recognition

The Company recognizes revenue from product sales, net of any discounts, when products are shipped and title passes to customers. Revenues from services are recognized at the time the related service is performed.

Property, Equipment and Depreciation

Property and equipment are stated at cost. Depreciation is calculated using the straight-line and accelerated methods over the estimated useful lives of the assets.

Cash, Cash Equivalents and Short-term Investments

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of July 31, 2000. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, receivables and accounts payable and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of long-term debt approximates its carrying value as the stated interest rates of the debt reflect current market conditions.

Long Lived Assets

The carrying value of long lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. To date, no such impairment has been indicated. Should there be an impairment in the future, the Company will measure the amount of the impairment based on the undiscounted expected future cash flows from the impaired assets.

Net Income (Loss) per Common Share

The Company calculates net income (loss) per share as required by SFAS No. 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. Common stock equivalents, if any, are excluded from the computation if their effect would be anti dilutive.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segment Information

The Company follows SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information." Certain information is disclosed, per SFAS No. 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income Taxes

The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Foreign Currency Translation

Local currency is the functional currency and the reporting currency for the Company's operations. The accompanying financial statements are presented in Canadian dollars.

Research and Development

Research and development costs are charged to operations as incurred. The amount of research and development costs is reduced by any applicable refundable tax credits.

Recent Pronouncements

The FASB recently issued Statement No 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133". The Statement defers for one year the effective date of FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". The rule now will apply to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is required to be adopted in years beginning after June 15, 1999. The Statement permits early adoption as of the beginning of any fiscal quarter after its issuance. The Statement will require the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. The Company has not been engaged in derivative instruments transactions or hedging activities and has not yet determined the effect of SFAS No. 133 on the earnings and financial position of the Company.

In December 1999, the Securities and Exchange Commission released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB No. 101), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB No. 101 did not impact the Company's revenue recognition policies.

Note 2. LONG TERM DEBT

The British Columbia Advanced Systems Institute ("ASI") has advanced the Company $375,000 of which $22,320 is current at July 31, 2000. The loan is repayable as the greater of the following:

        84 monthly payments of $4,464 beginning in March 2001, or 5% of the Company's gross sales plus 8% of the Company's gross royalty revenue derived from the technology developed under the project

In addition, the Company issued ASI 50,000 common shares valued at $37,500 as interest on the loan. It was also agreed that ASI would have an option to convert the loan into a 15% equity interest in the Company. This option expired during February 2001.

Annual maturities of long-term debt is as follows:

        2001            $22,320
        2002 to 2007    $53,568
        2008            $31,272

Note 3. RELATED PARTIES

The amounts due to related parties are due on demand, are unsecured and have no set interest rate.

Note 4. STOCKHOLDERS' (DEFICIT)

Pursuant to its charter, the Company is authorized to issue an unlimited number of common shares. However, The Board of Directors is not authorized to issue in excess of 6,000,000 common shares or any common shares that will result in the founders holding less than 51% of the issued and outstanding shares without the consent of the holders of two-thirds of the issued and outstanding shares.

At inception, the Company issued 1,960,279 shares of common stock for cash aggregating $196.

During 1996, the Company issued 1,267,118 shares of common stock for the conversion of loans and services valued at $312,546. The per share value assigned to the shares corresponds to recent per share cash purchases of common shares. In addition, 795,500 shares were redeemed for $37,440.

During 1997 the Company issued 1,066,966 shares of common stock for services valued at $256,028. The per share value assigned to the shares corresponds to recent per share cash purchases of common shares.

During 1998, the Company issued 415,690 shares pf common stock for services valued at $103,923. The per share value assigned to the shares corresponds to recent per share cash purchases of common shares. In addition, 257,280 common shares were sold for cash aggregating $74,320.

During 1999 the Company issued 48,400 shares of common stock for services valued at $12,100. The per share value assigned to the shares corresponds to recent per share cash purchases of common shares.

During 2000 the Company issued 482,880 shares of common stock for services valued at $120,705. The per share value assigned to the shares corresponds to recent per share cash purchases of common shares.

During 2000 the Company issued 50,000 shares of common stock as interest on a loan (see Note 2) valued at $37,500.

Note 5. INCOME TAXES

The Company records income taxes based on the statutes enacted in Canada. It accounts for income taxes under Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes", which requires use of the liability method. FAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

No provision for income taxes has been recorded due to the operating losses incurred by the Company.

As of July 31, 2000, the Company has non capital losses aggregating $280,000 which expire through 2007, and deferred research and development costs aggregating $460,000 which will be available to offset future taxable income. The deferred tax asset relating to these items has been fully reserved at July 31, 2000.

                          Malahat Systems Corporation
                         (A Development Stage Company)
                                 Balance Sheet
                                March 31, 2001
                                  (Unaudited)
                             (In Canadian Dollars)

ASSETS

Current Assets:
   Cash                                           $    47,522
   Recoverable tax credits                            150,164
                                                   ----------
      Total Current Assets                            197,686
                                                   ----------
Property and equipment, net                            20,304
                                                   ----------
Other assets                                              847
                                                   ----------
                                                  $   218,837
                                                   ==========
LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
   Accounts payable                               $    33,240
   Due to related parties                              11,204
   Current portion of long-term debt                  375,000
                                                   ----------
      Total Current Liabilities                       419,444
                                                   ----------
Stockholders' (deficit)
Common stock, $.001 par value,
    unlimited shares authorized,
    5,104,441 shares issued and outstanding         1,108,362
Additional paid in capital                             22,440
Deficit accumulated during the development stage   (1,331,409)
                                                   ----------
                                                     (200,607)
                                                   ----------
                                                  $   218,837
                                                   ==========



                                 Malahat Systems Corporation
                                (A Development Stage Company)
                                  Statements of Operations
             For the Eight Months Ended March 31, 2001 and 2000 and the Period
                       from Inception (July 26, 1994) to March 31, 2001
                                         (Unaudited)
                                    (In Canadian Dollars)

                                                                            Inception to
                                              2001            2000         March 31, 2001
                                           ---------       ---------         -----------

Revenue                                   $        -      $        -        $      8,864
                                           ---------       ---------         -----------
Operating expenses:
  Research and development                   133,965          47,269             640,193
  General and administrative expenses         23,225         124,416             700,080
                                           ---------       ---------         -----------
                                             157,190         171,685           1,340,273
                                           ---------       ---------         -----------
Net income (loss)                         $ (157,190)     $ (171,685)       $ (1,331,409)
                                           =========       =========         ===========
Per share information:

Weighted average shares outstanding
- basic and fully diluted                  4,928,792       4,486,703           3,192,665
                                           =========       =========         ===========
Net income (loss) per share
- basic and fully diluted                 $    (0.03)     $    (0.04)       $      (0.42)
                                           =========       =========         ===========


                                Malahat Systems Corporation
                                (A Development Stage Company)
                                Statements of Cash Flows
             For the Eight Months Ended March 31, 2001 and 2000 and the Period
                     from Inception (July 26, 1994)  to March 31, 2001
                                         (Unaudited)
                                   (In Canadian Dollars)

                                                                                       Inception to
                                                      2001              2000          March 31, 2001
                                                 ----------          ---------          ---------
Cash flows from operating activities:
Net cash (used in) operating activities         $  (240,241)        $ (204,645)        $ (579,933)
                                                 ----------          ---------          ---------
Cash flows from investing  activities:
Net cash (used in) investing activities             (21,547)                 -            (24,169)
                                                 ----------          ---------          ---------
Cash flows from financing activities:
Net cash provided by financing activities           228,344            231,066            651,624
                                                 ----------          ---------          ---------
Net increase (decrease) in cash                     (33,444)            26,421             47,522

Beginning - cash balance                             80,966             54,545                  -
                                                 ----------          ---------          ---------
Ending - cash balance                           $    47,522         $   80,966         $   47,522
                                                 ==========          =========          =========
Supplemental cash flow information:
  Cash paid for income taxes                    $         -         $        -         $        -
  Cash paid for interest                        $         -         $        -         $        -





                         Malahat Systems Corporation
                        Notes to Financial Statements
                               March 31, 2001
                                 (Unaudited)

(1)     Basis Of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and Item 310(b) of Regulation SB. They do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. For further information, refer to the financial statements of the Company as of July 31, 2000, including notes thereto.

(2)     Earnings Per Share

The Company calculates net income (loss) per share as required by SFAS No. 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During the periods presented common stock equivalents, if any, were not considered as their effect would be anti dilutive.

(3)     Impairment of Long Lived Assets

Long lived assets and certain identifiable intangibles held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired. Management has not identified any impairment losses as of March 31, 2001.

(4)     Stockholders' Equity

During the eight months ended March 31, 2001 the Company issued 351,298 shares of its common restricted stock for cash aggregating $228,344.

(5)     Foreign Currency Translation

Local currency is the functional currency and the reporting currency for the Company's operations. The accompanying financial statements are presented in Canadian dollars.

(6)     Subsequent Event

From April through July 2001 the Company issued 400,000 shares of common restricted stock for cash aggregating $500,000.

The debt with respect to Advanced Systems Institute (ASI) was extinguished by conversion of the full debt amount into 645,000 common restricted shares in the capital of the Company.


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(b)      Pro forma financial information. (Not Applicable)

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(c)      Exhibits List:

  Exhibit Item       Description

 2.0                 Stock Exchange Agreement (as filed on Form 8K on 05/09/01)
 3.0                 Articles of Merger (as filed on Form 8K on 05/09/01)

ITEM 8.  CHANGE IN FISCAL YEAR.

     The Company's fiscal year will end JUlY 31 after the closing of the merger described above and in the Agreement.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      GRANADA MINERAL PRODUCTS, INC.

                            BY:  /s/  BEN DULLEY
                                      -----------------------------
                                      Ben Dulley, President

Date:    August 24, 2001